UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 7, 2020

Denali Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38311	46-3872213
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
161 Oyster Point Blvd.
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 866-8548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DNLI	NASDAQ Global Select Market

Item 2.02  Results of Operations and Financial Condition.
On May 7, 2020, Denali Therapeutics Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2020. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
All of the information furnished in this Item 2.02 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
The Company filed its amended and restated certificate of incorporation on December 12, 2017 (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware. Article XI of the Certificate of Incorporation provides in part, that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (such provision, a "Federal Forum Provision").
On December 19, 2018, the Delaware Court of Chancery issued a decision in Matthew Sciabacucchi v. Matthew B. Salzberg et al., C.A. No. 2017-0931-JTL (Del. Ch.), finding that provisions such as the Federal Forum Provision are invalid under Delaware law. Following this decision, the Company issued an 8-K stating that it did not intend to enforce the Federal Forum Provision in its Certificate of Incorporation unless and until such time that the Court of Chancery, or the Delaware Supreme Court, determines that such a provision is valid under Delaware law.
On March 18, 2020, the Delaware Supreme Court issued its decision in Salzburg et al. v. Matthew Sciabacucchi, No. 346, 2019 (Del.), which reversed the Delaware Court of Chancery’s decision. The Delaware Supreme Court found that provisions such as the Federal Forum Provision are facially valid under Delaware law. In light of this decision finally resolving the facial validity of such provisions, the Company intends to enforce the Federal Forum Provision in its Certificate of Incorporation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI THERAPEUTICS INC.

Date:	May 7, 2020	By:	/s/ Steve E. Krognes
Steve E. Krognes
Chief Financial Officer and Treasurer